Exhibit 10.58

SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENTS

THIS SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENTS (this “Amendment”), is made and entered into as of June 12, 2002, by and between LABOR READY, INC., a Washington corporation (“Debtor”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Creditor”).

W I T N E S E T H:

WHEREAS, Debtor and Creditor are parties to that certain Letter of Credit Agreement dated as of March 1, 2001 (the “Letter of Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Letter of Credit Agreement or Annex A thereto), whereby Creditor has agreed, subject to certain terms and conditions, to incur Letter of Credit Obligations or cause the issuance of Letters of Credit; and

WHEREAS, Creditor and Debtor desire to modify the Letter of Credit Agreement in certain respects, all in accordance with and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Letter of Credit Agreement.  Subject to the terms and conditions of this Amendment, the Letter of Credit Agreement shall be amended as follows:

1.1           Section 6.3 to the Letter of Credit Agreement is hereby amended by deleting the word “and” from the end of clause (iv) and adding the word “and” to the end of clause (v) and adding a new clause (vi) to read in its entirety as follows:

(vi)          the Subordinated Indebtedness, provided that:  (A) the aggregate principal amount of such Indebtedness shall not exceed $90,000,000; (B) such Indebtedness is not redeemable at the option of the holders thereof prior to its stated maturity date (except upon a change of control event acceptable to Creditor) and does not have any required scheduled payments of principal prior to the maturity date thereof; (C) the stated maturity date of such Indebtedness shall be not less than six (6) months after the Commitment Termination Date; and (D) such Indebtedness shall be unsecured and subordinated in right of payment to the Obligations on terms satisfactory to Creditor, including customary payment blockage provisions.

1.2           Section 6.5 to the Letter of Credit Agreement is hereby amended by deleting clause (b) thereof and substituting in lieu thereof the following clause (b) to read in its entirety as follows:

(b) make any change in its capital structure as described on Disclosure Schedule (3.8), including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, except for any changes in capital structure resulting from the issuance by Debtor of the Subordinated Notes, the incurrence by Debtor of any Subordinated Indebtedness or the conversion by Debtor of any of the Subordinated Indebtedness into common stock of Debtor in accordance with the terms of the Subordinated Note Indenture, provided that: (A) the aggregate principal amount of such Subordinated Indebtedness shall not exceed $90,000,000, (B) the Subordinated Indebtedness is not redeemable at the option of the holders thereof prior to its stated maturity date (except upon a change of control event acceptable to the Creditor) and does not have any required scheduled payments of principal prior to the maturity date thereof; (C) the stated maturity date of the Subordinated Indebtedness shall be not less than six (6) months after the Commitment Termination Date; and (D) the Subordinated Indebtedness shall be unsecured and subordinated in right of payment to the Obligations on terms satisfactory to the Creditor, including customary payment blockage provisions, or

1.3           The first sentence of Section 6.14 is hereby deleted in its entirety and the following new sentence is substituted in lieu thereof:

6.14   Restricted Payments.  No Credit Party shall make any Restricted Payment, except: (a)(i) intercompany loans and advances between Debtor and its Subsidiaries (other than the Existing Foreign Subsidiaries, LR Assurance and Workers’ Assurance) and (ii) intercompany loans and advances between Debtor and the Existing Foreign Subsidiaries, LR Assurance and Workers’ Assurance, so long as the aggregate of all such loans and advances permitted under this clause (ii) does not exceed $500,000 during any Fiscal Year; (b) dividends and distributions by Subsidiaries of Debtor paid to Debtor; and (c) subject to the subordination provisions provided for in the Subordinated Notes Indenture, scheduled semi-annual payments of interest to the holders of the Subordinated Notes, in the manner provided for therein or pursuant to the Subordinated Notes Indenture.

1.4           Section 8.1 to the Letter of Credit Agreement is hereby amended by adding a new subsection (n) to read in its entirety as follows:

(n)           The occurrence of any “Event of Default” under and as defined in the Subordinated Notes Indenture.

1.5           Annex A to the Letter of Credit Agreement is hereby amended by adding in alphabetical order the following definitions:

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“Subordinated Notes Indenture” shall mean that certain Indenture dated on or about June 13, 2002, between Debtor and The Bank of New York, as Trustee.

“Subordinated Notes” shall mean those certain Convertible Subordinated Notes due in 2007 and issued pursuant to the Subordinated Notes Indenture.

“Subordinated Indebtedness” shall mean the Indebtedness incurred by Debtor under and pursuant to the Subordinated Notes and the Subordinated Notes Indenture.

2.             No Other Amendments.  Except for the amendments expressly set forth and referred to in Section 1 above, the Letter of Credit Agreement shall remain unchanged and in full force and effect. Without limiting the generality of the foregoing, the parties hereto hereby acknowledge and agree that this Amendment is not intended to, nor shall it be construed as, waiving any Default or Event of Default that now or hereafter may exist as a result of any transactions between or among Debtor or any other Credit Party, except for those transactions specifically described in Section 1 of this Amendment.

3.             Representations and Warranties.  Debtor hereby represents and warrants to Creditor that (a) this Amendment has been duly authorized, executed and delivered by Debtor, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by Debtor in the Letter of Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date).  Any breach in any material respect by Debtor of any of its representations and warranties contained in this Section 3 shall be a Default and an Event of Default for all purposes of the Letter of Credit Agreement.

4.             Ratification.  Debtor hereby ratifies and reaffirms each and every term, covenant and condition set forth or incorporated by reference in the Letter of Credit Agreement and all other documents delivered by Debtor in connection therewith (including without limitation the other Letter of Credit Documents to which Debtor is a party) effective as of the date hereof.

5.             Estoppel.  To induce Creditor to enter into this Amendment, Debtor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Debtor as against Creditor with respect to the obligations of Debtor under the Letter of Credit Agreement or the other Letter of Credit Documents, either with or without giving effect to this Amendment.

6.             Conditions to Effectiveness.  Upon the receipt by Creditor of (i) this Amendment, duly executed, completed and delivered by Debtor and each Guarantor and (ii) a copy of the final Subordinated Notes Indenture in form and substance satisfactory to Creditor, this Amendment shall become effective.

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7.             Reimbursement of Expenses.  Debtor hereby agrees that it shall reimburse Creditor on demand for all costs and expenses (including without limitation reasonable attorney’s fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

8.             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

9.             Severability of Provisions.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

10.           Counterparts.  This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

11.           Entire Agreement.  The Letter of Credit Agreement as amended from time to time and by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have caused this Second Amendment to Letter of Credit Agreements to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORTION

By:	/s/ Craig Winslow
Its Duly Authorized Signatory

LABOR READY, INC.

By:	/s/ Steven C. Cooper
Name:	Steven C. Cooper
Title:	Executive Vice President & Chief
Financial Officer

Each of the undersigned Guarantors hereby acknowledges and agrees with the terms of the foregoing Second Amendment to Letter of Credit Agreements and hereby ratifies and reaffirms all of its obligations under that certain Subsidiary Guaranty dated as of March 1, 2001 by the Guarantors in favor of Creditor.

LABOR READY CENTRAL, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY CENTRAL II, LLC

By: Labor Ready Central, Inc., as its sole Member

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY CENTRAL III, LP

By:	Labor Ready Central, Inc., as its sole General
Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY GP CO., INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC II, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC III, LP

By:	Labor Ready GP Co., Inc., as its sole General
Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MIDWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY NORTHEAST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY NORTHWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST III, LP

By:	Labor Ready GP Co., Inc., as its sole General
Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY PROPERTIES, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY HOLDINGS, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY PUERTO RICO, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President